                           FORTIS-Registered Trademark-

                                     SPECIAL
                                PORTFOLIOS, INC.


                                  ANNUAL REPORT
                                 OCTOBER 31, 1995

SPECIAL PORTFOLIOS, INC. ANNUAL REPORT

CONTENTS

LETTER TO SHAREHOLDERS                                         1

SCHEDULES OF INVESTMENTS
   CASH PORTFOLIO                                              4
   STOCK PORTFOLIO                                             6

STATEMENTS OF ASSETS AND LIABILITIES                           9

STATEMENTS OF OPERATIONS                                      10

STATEMENTS OF CHANGES IN NET ASSETS
   CASH PORTFOLIO                                             11
   STOCK PORTFOLIO                                            12

NOTES TO FINANCIAL STATEMENTS                                 13

INDEPENDENT AUDITORS' REPORT                                  15

BOARD OF DIRECTORS AND OFFICERS                               16

- TOLL-FREE PERSONAL ASSISTANCE

 - Shareholder Services

 - (800) 800-2638, Ext. 3012

 - 7:30 a.m. to 5:30 p.m. CST, M-Th

 - 7:30 a.m. to 5:00 p.m. CST, F

- TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

 - (800) 800-2638, Ext. 4344

 - 24 hours a day

FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2638.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL (800) 800-2638, EXT. 4579.

HIGHLIGHTS

FOR THE YEAR ENDED OCTOBER 31, 1995

                                                                        STANDARD &
                                              CASH         STOCK        POOR'S 500
                                           PORTFOLIO     PORTFOLIO     STOCK INDEX
                                           ----------    ----------    ------------
NET ASSET VALUE PER SHARE:
 Beginning of year......................   $   9.46      $   33.94         472.35
 End of year............................   $   9.57      $   42.32         581.50
 Total Return*..........................       7.18%         25.41%         26.40%

DISTRIBUTIONS PER SHARE:
 From net investment income.............   $   0.55          --             --
 From net realized gains................      --         $0.186             --

* These are the fund's total returns during the year, including reinvestment of all dividend and capital gains distributions.

HOW TO USE THIS REPORT

For a quick overview of the portfolios' performance during the past twelve months, refer to the Highlights box below. The letter from the portfolio manager and president provides a more detailed analysis of the portfolio's and financial markets.

The charts alongside the letter are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the portfolio's invests, and the pie chart shows a breakdown of the portfolios' assets by industry. The portfolio changes show the investment decisions your portfolio manager has made over the period in response to changing market conditions.

The performance chart graphically compares the portfolios' total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the portfolio may not hold. Also, the index does not deduct investment advisory fees and other fund expenses, whereas your portfolio does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

FEDERAL INCOME TAX INFORMATION

The information set forth below is for the portfolio's fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions for portions of two fiscal years of the portfolios. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 1996. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

Special Cash Portfolio paid income distributions, taxable as dividend income, of which none qualified for deduction by corporations. Detailed below are the per share distributions made for the year ended October 31, 1995.

SPECIAL PORTFOLIOS -- CASH PORFOLIO

                               Ordinary Income
                                  Per Share
------------------------------------------------

December 23, 1994                 $    0.13
March 24, 1995                         0.14
June 23, 1995                          0.14
September 25, 1995                     0.14
------------------------------------------------
Total Distributions               $    0.55
------------------------------------------------

SPECIAL PORTFOLIOS -- STOCK PORTFOLIO

                                   Long-Term
                                 Capital Gain
                                   Per Share
----------------------------------------------
December 16, 1994                  $   0.186
----------------------------------------------

                          SPECIAL PORTFOLIOS, INC.
DEAR SHAREHOLDER,

We're pleased to present the Special Portfolios annual report for the period ended October 31, 1995.

ECONOMIC REVIEW AND INVESTMENT STRATEGIES

The stock market moved sharply higher for most of the fiscal year under review. The major factors behind this gain have been relatively low and declining inflation, stable to lower interest rates and surprisingly strong corporate profits. Another positive influence was the perception of a sincere and potentially successful effort to address the U.S. budget and trade deficits, as well as its income tax structure. Also, a supporting factor may have been the growing understanding that U.S. corporations have become the world's lowest cost producers and technological leaders in many, if not most, industries.

Looking ahead these forces remain in place, with one exception. As economic activity slows, it will be difficult to maintain the recent pace of corporate profit growth. This could impede the progress of the stock market unless it gets some reassurance in the form of lower interest rates. With only moderate growth of the economy and very low rates of inflation, our view is that interest rates should stay at their recent low levels, or possibly go somewhat lower. Nevertheless, it will be incumbent on us as portfolio managers to make certain that the companies we select can keep growing earnings at expected rates throughout the period ahead.

PORTFOLIO STRATEGIES
SPECIAL CASH

Our primary concerns in managing the Special Cash Fund are quality, safety and liquidity. Our approved list of eligible investments continues to emphasize high quality domestic issuers. With short-term rates relatively stable recently, our strategy has been to maintain an average maturity of less than 300 days.

CASH PORTFOLIO
TOP TEN HOLDINGS AS OF 10/31/95

                                                                     Percent of
Bonds                                                                Net Assets
-------------------------------------------------------------------------------
 1.   U.S. Treasury Note (6.00%) 1996                                   5.9%
 2.   U.S. West Capital Funding (8.00%) 1996                            5.0%
 3.   Federal Home Loan Bank (6.125%) 1996                              4.9%
 4.   Xerox Credit Corp. (6.25%) 1996                                   4.9%
 5.   CIT Group Holdings, Inc. (5.65%) 1995                             4.7%
 6.   Texaco Capital Corp. (9.00%) 1996                                 4.4%
 7.   Phillip Morris Companies, Inc. (8.875%) 1996                      4.4%
 8.   General Electric Capital Corp. (8.00%) 1997                       4.0%
 9.   Carolina Power & Light Co. (7.90%) 1996                           4.0%
10.   Nordstrom Credit Corp. (8.35%) 1996                               4.0%

CASH PORTFOLIO
PORTFOLIO COMPOSITION BY INDUSTRY AS OF 10/31/95

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Finance                                        15.6%
Banks                                                   11.8%
Cash Equivalents/Receivables                            11.6%
U.S. Treasury Securities                                 9.8%
Captive Equipment Finance                                7.9%
Utilities-Electric                                       7.9%
Captive Auto Finance                                     7.8%
Utilities-Telephone                                      5.0%
Finance Companies                                        4.9%
Other Direct Federal Obligations                         4.9%
Captive Oil Finance                                      4.4%
Tobacco                                                  4.4%
Retail-Miscellaneous                                     4.0%

CASH PORTFOLIO
Value of $10,000 invested November 1, 1989

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                         LEHMAN BROTHERS
                                       INTERMEDIATE GOV'T       LEHMAN BROTHERS 1-3 YR
                                            INDEX***              GOV'T BOND INDEX**           CASH PORTFOLIO
11/1/89                                                10,000                     10,000                     10,000
90                                                     10,782                     10,884                     10,791
91                                                     12,218                     12,106                     11,684
92                                                     13,422                     13,089                     12,469
93                                                     14,658                     13,845                     13,061
94                                                     14,424                     14,005                     13,434
95                                                     16,138                     15,266                     14,398

                     Annual period ended October 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions. Cash Portfolio does not have a sales charge.
 ** An unmanaged index of government bonds with maturities of one to three years.
*** An unmanaged index of government bonds with an average maturity of three to four years.
 @ Date shares were first offered to the public.
STOCK PORTFOLIO
TOP TEN HOLDINGS AS OF 10/31/95

                                                                Percent of
Stocks                                                          Net Assets
--------------------------------------------------------------------------
 1.   3Com Corp.                                                   6.9%
 2.   Cisco Systems, Inc.                                          5.3%
 3.   Oracle Corp.                                                 5.0%
 4.   Informix Corp.                                               4.1%
 5.   Microsoft Corp.                                              3.9%
 6.   Tellabs, Inc.                                                3.5%
 7.   Lone Star Steakhouse and Saloon, Inc.                        2.7%
 8.   Solectron Corp.                                              2.5%
 9.   Sterling Software, Inc.                                      2.4%
10.   Worldcom, Inc.                                               2.3%

SPECIAL STOCK

The Special Stock Portfolio invests primarily in medium-size companies that are growing their revenues and earnings at significantly above average rates. The
25.4 percent return for the year ended October 31, 1995, can be mainly attributed to the sizeable holding of technology stocks.

Approximately one-half of the portfolio is diversified across a wide range of technology-based businesses. The common denominator is that they are all benefiting from U.S. corporations looking to improve productivity, as well as compete more effectively in highly competitive global markets.

More recently, consumer markets have begun to grow rapidly, as individuals seek to moderate the complexity of modern life. We believe these trends are secular and not just cyclical in nature; a condition that will be evidenced worldwide over time.

IN CLOSING

We appreciate your investment in the Special Portfolios. If you have any questions, please call us or talk with your investment professional.

Sincerely,

         [SIG]
Dean C. Kopperud
President

         [SIG]
Howard G. Hudson
Vice President

       [SIG]
Stephen M. Poling
Vice President

November 21, 1995

STOCK PORTFOLIO

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 10/31/95

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Telecommunications                                      20.5%
Computer-Software                                       17.7%
Other                                                   12.0%
Retail-Miscellaneous                                     6.9%
Electronic-Semiconductor and
Capacitor                                                6.4%
Cash Equivalents/Receivables                             6.3%
Health Care Services                                     6.1%
Electronic-Controls and Equipment                        6.0%
Telephone Services                                       5.2%
Electronic-Communication Security                        5.0%
Office Equipment and Supplies                            4.0%
Restaurants and Franchising                              3.9%

STOCK PORTFOLIO

Value of $10,000 invested January 2, 1966

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                           S&P 500***               STOCK PORTFOLIO
1/2/66                                                 10,000                     10,000
10/31/66                                                8,907                      8,020
10/31/67                                               10,779                     13,825
10/31/68                                               12,252                     16,323
10/31/69                                               11,888                     14,130
10/31/70                                               10,568                     12,065
10/31/71                                               12,352                     14,489
10/31/72                                               15,060                     19,140
10/31/73                                               15,061                     17,731
10/31/74                                               10,719                     13,062
10/31/75                                               13,510                     14,525
10/31/76                                               16,228                     15,889
10/31/77                                               15,222                     15,286
10/31/78                                               16,195                     17,660
10/31/79                                               18,680                     23,302
10/31/80                                               24,668                     39,639
10/31/81                                               24,799                     41,866
10/31/82                                               28,820                     51,162
10/31/83                                               36,864                     67,529
10/31/84                                               39,256                     64,995
10/31/85                                               46,945                     75,644
10/31/86                                               62,474                    108,840
10/31/87                                               66,586                     97,642
10/31/88                                               76,400                    104,996
10/31/89                                               96,494                    149,516
10/31/90                                               89,274                    128,116
10/31/91                                              119,193                    213,378
10/31/92                                              131,031                    230,570
10/31/93                                              150,516                    279,329
10/31/94                                              156,450                    260,118
10/31/95                                              197,748                    326,219

                    Annual period ended October 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
 * SEC defined total returns, including reinvestment of all dividend and capital gains distributions. Stock Portfolio does not have a sales charge.
** An unmanaged index of 500 common stocks.
@ Date shares were first offered to the public.
STOCK PORTFOLIO
PORTFOLIO CHANGES FOR THE YEAR ENDED 10/31/95

ADDITIONS:
ADC Telecommunications, Inc.
America Online, Inc.
Andrew Corp.
Applied Materials, Inc.
Bay Networks, Inc.
Cypress Semiconductor Corp.
First Data Corp.
HBO & Co.
Harrah's Entertainment, Inc.
LSI Logic Corp.
Medaphis Corp.
Micron Technology, Inc.
Motorola, Inc.
Nokia Corp. ADR
Oxford Health Plans, Inc.
Petroleum Geo-Services ADS
Promus Hotel Corp.
Qualcomm, Inc.
Staples, Inc.
Tommy Hilfiger Corp.
Vencor, Inc.

ELIMINATIONS:
Acclaim Entertainment, Inc.
Brinker International, Inc.
Buffets, Inc.
Centocor, Inc.
Compuware Corp.
E M C Corp.
First Financial Management Corp.
Forest Laboratories, Inc.
Grupo Televisa, S.A. de C.V. ADR
International Game Technology
Landmark Graphics Corp.
Newbridge Networks Corp.
Price/Costco, Inc.
Promus Companies, Inc.
Quantum Health Resources, Inc.
Sensormatic Electronics Corp.
Sybase, Inc.
Value Health, Inc.

SPECIAL PORTFOLIOS, INC.
Cash Portfolio
Schedule of Investments
October 31, 1995

CORPORATE BONDS AND NOTES-INVESTMENT GRADE-73.72%

--------------------------------------------------------------------------------
                                                                                Standard
                                                                                & Poor's
  Principal                                                                      Rating                          Market
   Amount                                                                      (Unaudited)      Cost (a)        Value (b)
-------------                                                                 -------------   -------------   -------------
                BANKS-11.80%
$  1,000,000    Bankamerica Corp., 6.00% Note 7-15-1997.....................    A+            $  1,002,600    $  1,000,590
   1,000,000    Barnett Bank, Inc., 7.10% Medium Term Note 4-1-1997.........    A                1,017,070       1,014,319
   1,000,000    Nationsbank Corp., 5.375% Sr Note 12-1-1995.................    A                1,016,120         999,573
                                                                                              -------------   -------------
                                                                                                 3,035,790       3,014,482
                                                                                              -------------   -------------
                CAPTIVE AUTO FINANCE-7.82%
   1,000,000    Ford Motor Credit Corp., 5.05% Medium Term Note 3-25-1996...    A+                 984,860         997,061
   1,000,000    General Motors Acceptance Corp., 4.75% Medium Term Note
                  11-15-1995................................................    A-                 998,210         999,529
                                                                                              -------------   -------------
                                                                                                 1,983,070       1,996,590
                                                                                              -------------   -------------
                CAPTIVE EQUIPMENT FINANCE-7.89%
   1,000,000    AT&T Capital Corp., 5.125% Medium Term Note 2-21-1997.......    A                  947,470         989,539
   1,000,000    General Electric Capital Corp., 8.00% Medium Term Note
                  2-1-1997..................................................    AAA              1,003,640       1,024,858
                                                                                              -------------   -------------
                                                                                                 1,951,110       2,014,397
                                                                                              -------------   -------------
                CAPTIVE OIL FINANCE-4.44%
   1,100,000    Texaco Capital Corp., 9.00% 11-15-1996......................    A+               1,139,952       1,133,222
                                                                                              -------------   -------------
                CONSUMER FINANCE-15.57%
   1,000,000    American General Finance, 6.53% Note 5-30-1997..............    A+               1,000,000       1,008,329
   1,200,000    CIT Group Holdings, Inc., 5.65% Note 11-15-1995.............    A+               1,226,880       1,199,915
     750,000    Commercial Credit Co., 6.375% Note 1-1-1996.................    A+                 776,678         750,518
   1,000,000    Household Finance Co., 7.80% Sr Note 11-1-1996..............    A                1,001,620       1,017,745
                                                                                              -------------   -------------
                                                                                                 4,005,178       3,976,507
                                                                                              -------------   -------------
                FINANCE COMPANIES-4.90%
   1,250,000    Xerox Credit Corp., 6.25% Note 1-15-1996....................    A                1,255,675       1,250,738
                                                                                              -------------   -------------
                RETAIL-MISCELLANEOUS-3.99%
   1,000,000    Nordstrom Credit Corp., 8.35% Medium Term Note 8-15-1996....    A+               1,028,300       1,018,149
                                                                                              -------------   -------------
                TOBACCO-4.39%
   1,100,000    Phillip Morris Companies, Inc., 8.875% Medium Term Note
                  7-1-1996..................................................    A                1,132,758       1,119,655
                                                                                              -------------   -------------
                UTILITIES-ELECTRIC-7.93%
   1,000,000    Carolina Power & Light Co., 7.90% Medium Term Note
                  12-27-1996................................................    A                1,000,537       1,020,739
   1,000,000    Texas Utilities, 6.375% First Mtg Note 8-1-1997.............    BBB+             1,001,710       1,003,661
                                                                                              -------------   -------------
                                                                                                 2,002,247       2,024,400
                                                                                              -------------   -------------
                UTILITIES-TELEPHONE-4.99%
   1,250,000    U.S. West Capital Funding, Inc., 8.00% Deb 10-15-1996.......    A+               1,259,400       1,274,046
                                                                                              -------------   -------------
                TOTAL CORPORATE BONDS AND NOTES - INVESTMENT GRADE..........                  $ 18,793,480    $ 18,822,186
                                                                                              -------------   -------------
                                                                                              -------------   -------------

U.S. GOVERNMENT SECURITIES-14.70%

--------------------------------------------------------------------------------
  Principal                                                                                      Market
   Amount                                                                       Cost (a)        Value (b)
-------------                                                                 -------------   -------------
                OTHER DIRECT FEDERAL OBLIGATIONS-4.91%
                FEDERAL HOME LOAN BANK:
$  1,250,000    6.125% Global Registered Note 1996..........................  $  1,247,325    $  1,253,766
                                                                              -------------   -------------
                U.S. TREASURY SECURITIES-9.79%
                NOTES:
   1,000,000    4.00% 1996..................................................       992,500         995,936
   1,500,000    6.00% 1996..................................................     1,494,609       1,504,217
                                                                              -------------   -------------
                TOTAL U.S. TREASURY SECURITIES..............................     2,487,109       2,500,153
                                                                              -------------   -------------
                TOTAL U.S. GOVERNMENT SECURITIES............................     3,734,434       3,753,919
                                                                              -------------   -------------
                TOTAL DEBT SECURITIES.......................................  $ 22,527,914    $ 22,576,105
                                                                              -------------   -------------
                                                                              -------------   -------------

SHORT-TERM INVESTMENTS-9.96%

--------------------------------------------------------------------------------
  Principal                                                                      Market
   Amount                                                                       Value (b)
-------------                                                                 -------------
                BANKS-2.14%
$    546,000    First Trust Money Market Variable Rate Time Deposit, Current
                  rate -- 5.62%.............................................  $    546,000
                                                                              -------------
                BROKERAGE AND INVESTMENT-0.69%
     178,000    Goldman Sachs Master Variable Rate Note, Current
                  rate -- 5.91%.............................................       178,000
                                                                              -------------
                CONSUMER FINANCING-4.23%
   1,100,000    American Express Credit Corp., 5.87% 2-27-1996..............     1,079,347
                                                                              -------------
                DIVERSIFIED FINANCE-2.90%
     741,000    Associates Corp. Master Variable Rate Note, Current
                  rate -- 5.79%.............................................       741,000
                                                                              -------------
                TOTAL SHORT-TERM INVESTMENTS................................     2,544,347
                                                                              -------------
                TOTAL INVESTMENTS IN SECURITIES (COST: $25,072,261)(A)......  $ 25,120,452
                                                                              -------------
                                                                              -------------

(a) At October 31, 1995, the cost of securities for federal income tax purposes was $25,072,261 and the aggregate gross unrealized appreciation and depreciation based on that cost was:
  Unrealized appreciation.........................  $   157,545
  Unrealized depreciation.........................     (109,354)
                                                    -----------
  Net unrealized appreciation.....................  $    48,191
                                                    -----------
(b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
(c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

SPECIAL PORTFOLIOS, INC.
Stock Portfolio
Schedule of Investments
October 31, 1995

COMMON STOCKS-93.72%

--------------------------------------------------------------------------------
                                                                                                 Market
   Shares                                                                       Cost (b)        Value (c)
-------------                                                                 -------------   -------------
                APPAREL-0.25%
       6,000    Tommy Hilfiger Corp. (a)....................................  $    121,500    $    228,750
                                                                              -------------   -------------
                BIOMEDICS, GENETICS RESEARCH AND DEVELOPMENT-1.09%
      16,500    Biogen, Inc. (a)............................................       878,609       1,010,625
                                                                              -------------   -------------
                BROADCASTING-0.43%
       5,000    America Online, Inc. (a)....................................       209,775         400,000
                                                                              -------------   -------------
                BUSINESS SERVICES AND SUPPLIES-1.25%
      17,445    First Data Corp.............................................       715,454       1,153,544
                                                                              -------------   -------------
                COMPUTER-SOFTWARE-17.69%
      45,200    BMC Software, Inc. (a)......................................       829,327       1,610,250
      10,000    HBO & Co....................................................       368,412         707,500
     130,000    Informix Corp. (a)..........................................     1,374,610       3,786,250
      36,050    Microsoft Corp. (a).........................................     1,040,321       3,605,000
     107,100    Oracle Corp. (a)............................................       566,678       4,672,237
      30,000    Parametric Technology Corp. (a).............................       870,340       2,006,250
                                                                              -------------   -------------
                                                                                 5,049,688      16,387,487
                                                                              -------------   -------------
                ELECTRONIC-COMMUNICATION SECURITY-4.98%
      29,000    ADC Telecommunications, Inc. (a)............................       943,938       1,160,000
      15,800    Andrew Corp. (a)............................................       763,817         667,550
      13,000    Bay Networks, Inc. (a)......................................       720,969         861,250
      50,000    Qualcomm, Inc. (a)..........................................     2,025,517       1,925,000
                                                                              -------------   -------------
                                                                                 4,454,241       4,613,800
                                                                              -------------   -------------
                ELECTRONIC-CONTROLS AND EQUIPMENT-5.99%
      59,000    American Power Conversion Corp. (a).........................       943,526         604,750
      14,000    Applied Materials, Inc. (a).................................       726,908         701,750
      31,500    Lam Research Corp. (a)......................................     1,057,222       1,917,562
      57,800    Solectron Corp. (a).........................................     1,600,666       2,326,450
                                                                              -------------   -------------
                                                                                 4,328,322       5,550,512
                                                                              -------------   -------------
                ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-6.37%
      27,000    Cypress Semiconductor Corp. (a).............................       791,318         951,750
      27,000    Intel Corp..................................................       605,205       1,886,625
      20,000    LSI Logic Corp. (a).........................................     1,089,960         942,500
      30,000    Micron Technology, Inc......................................       830,841       2,118,750
                                                                              -------------   -------------
                                                                                 3,317,324       5,899,625
                                                                              -------------   -------------
                FINANCE COMPANIES-2.91%
      25,000    Franklin Resources, Inc.....................................       780,125       1,268,750
      74,000    Mercury Finance Co..........................................     1,213,738       1,424,500
                                                                              -------------   -------------
                                                                                 1,993,863       2,693,250
                                                                              -------------   -------------
                HEALTH CARE SERVICES-6.09%
      15,000    Medaphis Corp. (a)..........................................       428,802         476,250
      19,000    Oxford Health Plans, Inc. (a)...............................       839,345       1,486,750
      14,100    PacifiCare Health Systems, Inc. Class B (a).................       644,201       1,025,775
      27,000    U.S. HealthCare, Inc........................................       957,245       1,039,500
      20,500    United Healthcare Corp......................................       797,731       1,089,062
      19,000    Vencor, Inc. (a)............................................       595,218         527,250
                                                                              -------------   -------------
                                                                                 4,262,542       5,644,587
                                                                              -------------   -------------
                HOTEL AND MOTEL-0.80%
      20,800    Harrah's Entertainment, Inc. (a)............................       455,927         514,800
      10,400    Promus Hotel Corp. (a)......................................       189,798         228,800
                                                                              -------------   -------------
                                                                                   645,725         743,600
                                                                              -------------   -------------
                MACHINERY-OIL AND WELL-0.84%
      40,000    Petroleum Geo-Services A/S ADS (a)..........................       959,892         775,000
                                                                              -------------   -------------

--------------------------------------------------------------------------------

                                                                                                 Market
   Shares                                                                       Cost (b)        Value (c)
-------------                                                                 -------------   -------------
                MISCELLANEOUS-2.18%
      58,350    CUC International, Inc. (a).................................  $  1,012,449    $  2,020,369
                                                                              -------------   -------------
                OFFICE EQUIPMENT AND SUPPLIES-4.01%
      27,000    Compaq Computer Corp. (a)...................................     1,009,940       1,505,250
      47,900    Sterling Software, Inc. (a).................................       875,723       2,209,387
                                                                              -------------   -------------
                                                                                 1,885,663       3,714,637
                                                                              -------------   -------------
                PUBLISHING-0.97%
      14,600    Scholastic Corp. (a)........................................       743,383         901,550
                                                                              -------------   -------------
                RESTAURANTS AND FRANCHISING-3.93%
      64,300    Lone Star Steakhouse & Saloon, Inc. (a).....................     1,085,535       2,483,588
      36,900    Outback Steakhouse, Inc. (a)................................       590,369       1,157,738
                                                                              -------------   -------------
                                                                                 1,675,904       3,641,326
                                                                              -------------   -------------
                RETAIL-DEPARTMENT STORES-1.40%
      14,700    Kohl's Corp. (a)............................................       472,458         667,013
      29,000    Wal-Mart Stores, Inc........................................       283,669         627,125
                                                                              -------------   -------------
                                                                                   756,127       1,294,138
                                                                              -------------   -------------
                RETAIL-MISCELLANEOUS-6.91%
      26,200    Barnes & Noble, Inc. (a)....................................       658,732         956,300
      34,966    Home Depot, Inc.............................................       340,449       1,302,484
      27,000    Lowe's Companies, Inc.......................................     1,010,234         729,000
      69,525    Office Depot, Inc. (a)......................................       586,500       1,990,153
      53,250    Staples, Inc. (a)...........................................       971,085       1,417,781
                                                                              -------------   -------------
                                                                                 3,567,000       6,395,718
                                                                              -------------   -------------
                TELECOMMUNICATIONS-20.48%
     135,200    3Com Corp. (a)..............................................       538,095       6,354,400
      63,800    Cisco Systems, Inc. (a).....................................       225,216       4,944,500
      50,400    DSC Communications Corp. (a)................................     1,582,612       1,864,800
      14,500    MFS Communications Co. (a)..................................       609,687         585,438
      19,000    Motorola, Inc...............................................     1,038,710       1,246,875
      14,000    Nokia Corp. ADR.............................................       922,256         780,500
      94,000    Tellabs, Inc.(a)............................................     1,073,247       3,196,000
                                                                              -------------   -------------
                                                                                 5,989,823      18,972,513
                                                                              -------------   -------------
                TELEPHONE SERVICES-5.15%
      53,000    Mobile Telecommunications Technologies Corp. (a)............     1,152,141       1,503,875
      50,000    Paging Network, Inc. (a)....................................       756,250       1,150,000
      65,000    Worldcom, Inc. (a)..........................................     1,502,463       2,120,625
                                                                              -------------   -------------
                                                                                 3,410,854       4,774,500
                                                                              -------------   -------------
                TOTAL COMMON STOCKS.........................................  $ 45,978,138    $ 86,815,531
                                                                              -------------   -------------
                                                                              -------------   -------------

SHORT-TERM INVESTMENTS-6.13%

--------------------------------------------------------------------------------
  Principal                                                                      Market
   Amount                                                                       Value (c)
-------------                                                                 -------------
                BANKS-5.01%
$  4,642,000    First Trust Money Market Variable Rate Time Deposit, Current
                  rate -- 5.62%.............................................  $  4,642,000
                                                                              -------------
                BROKERAGE AND INVESTMENT-0.72%
     666,000    Goldman Sachs Master Variable Rate Note, Current
                  rate -- 5.91%.............................................       666,000
                                                                              -------------

SPECIAL PORTFOLIOS, INC.
Stock Portfolio (continued)
Schedule of Investments
October 31, 1995

SHORT-TERM INVESTMENTS-CONTINUED
--------------------------------------------------------------------------------

  Principal                                                                      Market
   Amount                                                                       Value (c)
-------------                                                                 -------------
                DIVERSIFIED FINANCE-0.40%
$    366,000    Associates Corp. Master Variable Rate Note, Current
                  rate -- 5.79%.............................................  $    366,000
                                                                              -------------
                TOTAL SHORT-TERM INVESTMENTS................................     5,674,000
                                                                              -------------
                TOTAL INVESTMENTS IN SECURITIES (COST: $51,652,138)(B)......  $ 92,489,531
                                                                              -------------
                                                                              -------------

(a) Presently not paying dividend income.
(b) At October 31, 1995, the cost of securities for federal income tax purposes was
    $51,652,138 and the aggregate gross unrealized appreciation and depreciation based on that cost was:
   Unrealized appreciation........................................  $42,245,672
   Unrealized depreciation........................................   (1,408,279)
                                                                    -----------
   Net unrealized appreciation....................................  $40,837,393
                                                                    -----------
(c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.68%
    of net assets as of October 31, 1995.

SPECIAL PORTFOLIOS, INC.

Statements of Assets and Liabilities

October 31, 1995

--------------------------------------------------------------------------------
                                                                  CASH            STOCK
                                                                PORTFOLIO       PORTFOLIO
                                                              -------------   -------------
ASSETS:
  Investments in securities, as detailed in the accompanying schedules, at market (cost $25,072,261 and $51,652,138;
    respectively) (Note 1)..................................  $ 25,120,452    $ 92,489,531
  Cash on deposit with custodian............................            --             747
  Receivables:
    Investment securities sold..............................            --         210,043
    Interest and dividends..................................       430,698          15,889
    Deferred registration costs (Note 1)....................         7,996           9,076
    Prepaid expenses........................................         1,733             153
                                                              -------------   -------------
TOTAL ASSETS................................................    25,560,879      92,725,439
                                                              -------------   -------------
LIABILITIES:
    Bank overdraft..........................................        15,834              --
    Payable for investment advisory and management fees
     (Note 2)...............................................         6,473          79,034
    Accounts payable and accrued expenses...................         5,645          12,541
                                                              -------------   -------------
TOTAL LIABILITIES...........................................        27,952          91,575
                                                              -------------   -------------
NET ASSETS:
    Net proceeds of capital stock, par value $.01 per
     share-authorized 15,000,000,000; outstanding
     2,669,309;and 2,188,704 shares, respectively...........    26,756,673      47,513,839
    Unrealized appreciation of investments..................        48,191      40,837,393
    Undistributed net investment income.....................       171,206              --
    Accumulated net realized gain (loss) from sale of
     investments............................................    (1,443,143)      4,282,632
                                                              -------------   -------------
TOTAL NET ASSETS............................................  $ 25,532,927    $ 92,633,864
                                                              -------------   -------------
NET ASSET VALUE PER SHARE...................................  $       9.57    $      42.32
                                                              -------------   -------------
                                                              -------------   -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SPECIAL PORTFOLIOS, INC.

Statements of Operations

For the Year Ended October 31, 1995

--------------------------------------------------------------------------------
                                                                  CASH            STOCK
                                                                PORTFOLIO       PORTFOLIO
                                                              -------------   -------------
NET INVESTMENT INCOME (LOSS):
  Income:
    Interest income.........................................  $  1,707,519    $    690,632
    Dividend Income.........................................            --          97,350
                                                              -------------   -------------
  Total income..............................................     1,707,519         787,982
                                                              -------------   -------------
  Expenses:
    Investment advisory and management fees (Note 2)........        81,479         848,470
    Registration fees.......................................        16,170          15,123
    Custodian fees..........................................         9,800          22,000
    Directors' fees and expenses............................         4,001          14,600
    Legal and auditing fees (Note 2)........................        15,300          26,200
    Shareholders' notices and reports.......................           920          11,701
    Other...................................................         3,250           6,985
                                                              -------------   -------------
  Total expenses............................................       130,920         945,079
  Less fees waived by the advisor (Note 2)..................       (26,600)             --
                                                              -------------   -------------
  Net Expenses..............................................       104,320         945,079
                                                              -------------   -------------
NET INVESTMENT INCOME (LOSS)................................     1,603,199        (157,097)
                                                              -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1):
  Net realized gain (loss) from security transactions.......      (380,441)      4,286,398
  Net change in unrealized appreciation of investments......       647,983      15,893,140
                                                              -------------   -------------
NET GAIN ON INVESTMENTS.....................................       267,542      20,179,538
                                                              -------------   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  1,870,741    $ 20,022,441
                                                              -------------   -------------
                                                              -------------   -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SPECIAL PORTFOLIOS, INC.

Statements of Changes in Net Assets

CASH PORTFOLIO

--------------------------------------------------------------------------------
                                                                 FOR THE         FOR THE
                                                               YEAR ENDED      YEAR ENDED
                                                               OCTOBER 31,     OCTOBER 31,
                                                                  1995            1994
                                                              -------------   -------------
OPERATIONS:
  Net investment income.....................................  $  1,603,199    $  1,584,251
  Net realized loss from security transactions..............      (380,441)       (729,995)
  Net change in unrealized appreciation (depreciation) of
    investments in securities...............................       647,983         (84,737)
                                                              -------------   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........     1,870,741         769,519
                                                              -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................    (1,556,690)     (1,673,229)
                                                              -------------   -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of 670,321 and 816,726 shares,
    respectively............................................     6,334,839       7,847,847
  Proceeds from 163,965 and 175,284 shares issued as a
    result of reinvested dividends..........................     1,555,005       1,671,529
  Less cost of repurchase of 1,078,240 and 694,362 shares,
    respectively............................................   (10,241,486)     (6,648,707)
                                                              -------------   -------------
NET INCREASE (DECREASE) OF (243,954) AND 297,648 SHARES,
  RESPECTIVELY..............................................    (2,351,642)      2,870,669
                                                              -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................    (2,037,591)      1,966,959
NET ASSETS:
  Beginning of year.........................................    27,570,518      25,603,559
                                                              -------------   -------------
  End of year (includes undistributed net investment income
    of $171,206 and $124,697, respectively).................  $ 25,532,927    $ 27,570,518
                                                              -------------   -------------
                                                              -------------   -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SPECIAL PORTFOLIOS, INC.

Statement of Changes in Net Assets

STOCK PORTFOLIO

--------------------------------------------------------------------------------
                                                                 FOR THE         FOR THE
                                                               YEAR ENDED      YEAR ENDED
                                                               OCTOBER 31,     OCTOBER 31,
                                                                  1995            1994
                                                              -------------   -------------
OPERATIONS:
  Net investment loss.......................................  $   (157,097)   $   (267,886)
  Net realized gain from security transactions..............     4,286,398         418,002
  Net change in unrealized appreciation (depreciation) of
    investments in securities...............................    15,893,140      (5,570,821)
                                                              -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    20,022,441      (5,420,705)
                                                              -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From realized gains on investments........................      (420,000)     (4,190,750)
                                                              -------------   -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of 308,505 and 322,972 shares,
    respectively............................................    10,904,778      11,339,474
  Proceeds from 12,916 and 116,261 shares issued as a result
    of reinvested dividends.................................       415,237       4,137,735
  Less cost of repurchase of 356,272 and 197,871 shares,
    respectively............................................   (13,753,664)     (6,892,184)
                                                              -------------   -------------
NET INCREASE (DECREASE) OF (34,851) AND 241,362 SHARES,
  RESPECTIVELY..............................................    (2,433,649)      8,585,025
                                                              -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................    17,168,792      (1,026,430)
NET ASSETS:
  Beginning of year.........................................    75,465,072      76,491,502
                                                              -------------   -------------
  End of year...............................................  $ 92,633,864    $ 75,465,072
                                                              -------------   -------------
                                                              -------------   -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SPECIAL PORTFOLIOS, INC.

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   Special Portfolios, Inc. is registered under the Investment Company Act of 1940 (as amended) as an open-end diversified management investment company. Special Portfolios, Inc. currently consists of a series of two separate portfolios, the Cash Portfolio and the Stock Portfolio. The primary objectives of the Cash Portfolio are high levels of capital stability and liquidity, and a high level of current income. The primary objectives of the Stock Portfolio are appreciation of capital and realization of both long and short-term capital gains.

   SECURITY VALUATION: Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price; listed securities for which no sale was reported are valued at the previous day's last sale price on that exchange; and over-the-counter securities for which no sale was reported are valued at the last reported bid price. Long-term debt securities are valued at current market prices on the basis of valuations furnished by an independent pricing service. Short-term investments with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. For financial reporting purposes, except for original issue discount, long term bond discount and premiums are not amortized.

   For the year ended October 31, 1995, the cost of purchases and proceeds from sales of securities (other than short-term securities) aggregated $9,234,048 and $12,346,980 for Cash Portfolio, and $21,786,945 and $17,952,763 for Stock
   Portfolio, respectively.

   INCOME TAXES: The portfolios intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income is distributed. On a calendar year basis, the portfolios intend to distribute substantially all of their net investment income and realized gains, if any, to avoid the payment of federal excise taxes. For federal income tax purposes Cash Portfolio had a capital loss carryover of $1,443,143 at October 31, 1995, which if not offset by subsequent capital gains will expire as follows:

1998...............................................  $     24,614
1999...............................................        66,680
2000...............................................        70,929
2001...............................................       167,389
2002...............................................       733,090
2003...............................................       380,441

   It is unlikely the Board of Directors will authorize a distribution of any realized gains until the available capital loss carryover has been offset or expires.

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes because of wash sale transactions and other book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may therefore differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

   On the Statement of Assets & Liabilities, for Stock Portfolio, due to permanent book-to-tax differences, accumulated net investment loss decreased by $157,097, resulting in a net reclassification adjustment to reduce paid-in capital by $157,097.

   DEFERRED COSTS: Registration fees are deferred and charged to income over the registration period.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: It is the policy of Stock Portfolio to pay annual distributions and Cash Portfolio to pay quarterly distributions from net investment income and make distributions of any realized capital gains as required by law. These distributions are recorded on the record date and are reinvested in additional shares of the portfolio at net asset value or payable in cash without any charge to the shareholder.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., is the investment adviser for the portfolios. Investment advisory and management fees for the Cash Portfolio are computed at an annual rate of .3% of the first $500 million of average daily net assets, and .25% of net assets in excess of $500 million. Investment advisory and management fees for the Stock Portfolio are computed at an annual rate of 1% of the first $100 million of average daily net assets, .8% for the next $150 million, and .7% of net assets in excess of $250 million.

   Legal fees and expenses aggregating $3,600 and $9,500 for Cash Portfolio and Stock Portfolio, respectively, for the year ended October 31, 1995, were paid to a law firm of which the secretary of the fund is a partner.

   Effective November 1, 1991, Advisers has voluntarily agreed to waive a portion of the advisory fee equal to .1 of 1% of average net assets otherwise payable by Cash Portfolio until Cash Portfolio's net assets first reach $50 million.

SPECIAL PORTFOLIOS, INC.

--------------------------------------------------------------------------------

3. FINANCIAL HIGHLIGHTS: Selected per share and other historical data was as follows:

                                                                          Year Ended October 31,
                                                         ---------------------------------------------------------
CASH PORTFOLIO                                                1995        1994        1993        1992        1991
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.....................  $    9.46   $    9.79   $   10.03   $   10.20   $   10.09
                                                         ---------   ---------   ---------   ---------   ---------
Operations:
  Investment income-net................................        .57         .56         .70         .81         .72
  Net realized and unrealized gain (loss) on
    investments........................................        .09        (.29)       (.24)       (.15)        .09
                                                         ---------   ---------   ---------   ---------   ---------
Total from operations..................................        .66         .27         .46         .66         .81
                                                         ---------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From investment income-net...........................       (.55)       (.60)       (.70)       (.83)       (.70)
                                                         ---------   ---------   ---------   ---------   ---------
Net asset value, end of year...........................  $    9.57   $    9.46   $    9.79   $   10.03   $   10.20
                                                         ---------   ---------   ---------   ---------   ---------
Total return@..........................................       7.18%       2.85%       4.74%       6.73%       8.28%
Net assets at end of period (000's omitted)............  $  25,533   $  27,571   $  25,604   $  21,901   $  20,326
Ratio of expenses to average daily net assets..........        .38%*       .42%*       .39%*       .40%*       .52%
Ratio of net investment income to average daily net
 assets................................................       5.90%*      5.90%*      7.04%*      7.55%*      7.36%
Portfolio turnover rate................................         37%         58%         29%         69%         66%

  *For the years ended October 31, 1995, 1994, 1993 and 1992, the advisor voluntarily waived a portion of the investment advisory and management fee. Had the fund paid all the advisory fee, the ratios of expenses and net investment income to total net assets would have been .48% and 5.80%; .52% and 5.80%; .49% and 6.94%; .50% and 7.45% for 1995, 1994, 1993 and 1992,
   respectively.
 @These are the Fund's total returns during the years, including reinvestment of all dividend and capital gains distributions.

                                                                          Year Ended October 31,
                                                         ---------------------------------------------------------
STOCK PORTFOLIO                                               1995        1994        1993        1992        1991
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.....................  $   33.94   $   38.59   $   33.22   $   31.51   $   20.65
                                                         ---------   ---------   ---------   ---------   ---------
Operations:
  Investment income (loss)-net.........................       (.07)       (.12)       (.15)        .04         .06
  Net realized and unrealized gains (losses) on
    investments........................................       8.64       (2.44)       6.97        2.48       12.75
                                                         ---------   ---------   ---------   ---------   ---------
Total from operations..................................       8.57       (2.56)       6.82        2.52       12.81
                                                         ---------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From investment income-net...........................     --          --            (.03)       (.03)       (.34)
  From net realized gains..............................       (.19)      (2.09)      (1.42)       (.78)      (1.61)
                                                         ---------   ---------   ---------   ---------   ---------
Total distributions to shareholders....................       (.19)      (2.09)      (1.45)       (.81)      (1.95)
                                                         ---------   ---------   ---------   ---------   ---------
Net asset value, end of year...........................  $   42.32   $   33.94   $   38.59   $   33.22   $   31.51
                                                         ---------   ---------   ---------   ---------   ---------
Total return@..........................................      25.41%      (6.88%)     21.15%       8.05%      66.55%
Net assets at end of period (000's omitted)............  $  92,634   $  75,465   $  76,492   $  61,586   $  53,201
Ratio of expenses to average daily net assets..........       1.11%       1.15%       1.13%       1.13%       1.21%
Ratio of net investment income (loss) to average daily
 net assets............................................       (.19%)      (.36%)      (.41%)       .13%        .19%
Portfolio turnover rate................................         25%         26%         37%         38%         45%

@These are the Fund's total returns during the years, including reinvestment of all dividend and capital gains distributions.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

Special Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Cash Portfolio and Stock Portfolio (portfolios within Special Portfolios, Inc.) as of October 31, 1995 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 1995, and the financial highlights presented in footnote 3 to the financial statements. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities sold but not delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Cash Portfolio and Stock Portfolio at October 31, 1995, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period ended October 31, 1995, and the financial highlights presented in footnote 3 to the financial statements, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Minneapolis, Minnesota
December 1, 1995

DIRECTORS

RICHARD W. CUTTING
CPA and Financial Consultant

ALLEN R. FREEDMAN
Chairman and Chief Executive Officer
Fortis, Inc.;
Managing Director of
Fortis International, N.V.

DR. ROBERT M. GAVIN
President
Macalester College

BENJAMIN S. JAFFRAY
Chairman
Sheffield Group, Ltd.

JEAN L. KING
President
Communi-King

DEAN C. KOPPERUD
Chief Executive Officer and Director
Fortis Advisers, Inc.
President and Director
Fortis Investors, Inc.
Senior Vice President and
  Director of
  Fortis Benefits Insurance
  Company and
  Time Insurance
  Company

EDWARD M. MAHONEY
Prior to January, 1995, Chairman and Chief Executive Officer
Fortis Advisers, Inc.
Fortis Investors, Inc.

ROBB L. PRINCE
Prior to July, 1995,
Vice President and Treasurer
Jostens, Inc.

LEONARD J. SANTOW
Principal
Griggs & Santow, Inc.

JOSEPH M. WIKLER
Investment Consultant and Private Investor
Prior to January, 1994, Director of Research, Chief Investment Officer,
  Principal, and Director
  The Rothschild Co.

DEAN C. KOPPERUD
President and Director

ROBERT W. BELTZ, JR.
Vice President

JAMES S. BYRD
Vice President

CHARLES J. DUDLEY
Vice President

THOMAS D. GUALDONI
Vice President

MAROUN M. HAYEK
Vice President

HOWARD G. HUDSON
Vice President

ROBERT C. LINDBERG
Vice President

LARRY A. MEDIN
Vice President

KEVIN J. MICHELS
Vice President

JON H. NICHOLSON
Vice President

JOHN W. NORTON
Vice President

FRED OBSER
Vice President

DENNIS M. OTT
Vice President

DAVID A. PETERSON
Vice President

NICHOLAS L. M. DE PEYSTER
Vice President

STEPHEN M. POLING
Vice President

STEPHEN M. RICKERT
Vice President

RICHARD P. ROCHE
Vice President

ANTHONY J. ROTONDI
Vice President

KEITH R. THOMSON
Vice President

CHRISTOPHER J. WOODS
Vice President

GARY N. YALEN
Vice President

MICHAEL J. RADMER
Secretary

TAMARA L. FAGELY
Treasurer

INVESTMENT MANAGER, REGISTRAR AND
  TRANSFER AGENT
Fortis Advisers, Inc.
Box 64284
St. Paul, Minnesota 55164

PRINCIPAL UNDERWRITER
Fortis Investors, Inc.
Box 64284
St. Paul, Minnesota 55164

CUSTODIAN
Norwest Bank
  Minnesota, N.A.
Minneapolis, Minnesota

GENERAL COUNSEL
Dorsey & Whitney P.L.L.P.
Minneapolis, Minnesota

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
Minneapolis, Minnesota
THE USE OF THIS MATERIAL IS AUTHORIZED ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

FORTIS FINANCIAL GROUP

     Fortis Financial Group (FFG) is a premier provider of insurance and investment portfolios whose fund manager, Fortis Advisers, Inc., has established a nationwide reputation for money management. Through Fortis Investors, Inc., FFG offers mutual funds, annuities and variable universal life insurance. Traditional life insurance products are issued and underwritten by Time Insurance Company and Fortis Benefits Insurance Company.

     FFG is part of Fortis, Inc., a financial services company which owns or manages approximately $10 billion in assets. Fortis, Inc., is an affiliate of Fortis, a worldwide, diversified financial services group jointly owned by Fortis AMEV of the Netherlands and Fortis AG of Belgium with worldwide assets in excess of $125 billion.

     Like the Fortis name, which comes from the Latin for STEADFAST, our focus is on the long term in all we do: the relationships we build, the performance we seek, the service we provide and the products we offer.




FORTIS-Registered Trademark-                                        BULK RATE
FORTIS FINANCIAL GROUP                                             US POSTAGE
P.O. BOX 64284                                                         PAID
ST. PAUL, MN 55164                                               PERMIT NO. 3794
                                                                 MINNEAPOLIS, MN



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95169 (ED. 12/95)